LOSS PER COMMON SHARE - Reconciliation of fully dilutive securities effect for period with net income (Details) (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011
Earnings Per Share [Abstract]
Net loss attributable to common shareholders	$ (2,322)	$ (459)	$ (4,820)	$ (5,654)
Weighted average common shares outstanding - basic and diluted	8,620,807	7,392,441	7,900,693	6,019,900
Loss per common share - basic and diluted (in dollars per share)	$ (0.27)	$ (0.06)	$ (0.61)	$ (0.94)